Write-down and Loss on Sale of Assets	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Sale of Assets and Asset Impairment Charges	Write-down and Loss on Sale of Assets
During the year ended December 31, 2021, the Company completed the sale of four Aframax tankers for a total price of $56.7 million. The Company's consolidated statement of loss for the year ended December 31, 2021 includes a loss of $2.1 million related to two of these vessels. The remaining two vessels were written down by $1.6 million to their agreed sales price less selling costs during the year ended December 31, 2020, and classified as held for sale on the Company's consolidated balance sheet as at December 31, 2020.

During the year ended December 31, 2021, the carrying values of three Suezmax tankers, three LR2 tankers and one Aframax tanker were written down, and during the year ended December 31, 2020, the carrying values of nine Aframax tankers were written down. The vessels were written-down to their estimated fair values, using appraised values provided by third parties. The write-downs were primarily due to a weaker near-term tanker market outlook and a reduction in charter rates as a result of the economic environment, which has been impacted by the COVID-19 global pandemic. The Company's consolidated statement of (loss) income for the year ended December 31, 2021 and December 31, 2020, includes write-downs totaling $85.0 million and $65.4 million, respectively, related to these vessels.

During the first quarter of 2022, the Company agreed to the sale of one Suezmax tanker and two Aframax tankers for a total price of $43.6 million (see note 22). The Suezmax tanker was delivered to its new owner in February 2022, and the Aframax tankers are expected to be delivered to their new owners in April 2022. The vessels, including their bunker and lube oil inventory, are classified as held for sale on the Company's consolidated balance sheet as at December 31, 2021. The Company's consolidated statement of loss for the year ended December 31, 2021 includes write-downs of $4.6 million related to two of these vessels, one of which was written down to its agreed sales price less selling costs and the other written-down to its estimated sales price less estimated selling costs.

During the year ended December 31, 2021 and December 31, 2020, the Company recorded write-downs of $0.7 million and $2.9 million on its operating lease right-of-use assets, which were written-down to their estimated fair value, based on prevailing charter rates for comparable periods, due to a reduction in these charter rates.

During the year ended December 31, 2020, the Company completed the sale of three Suezmax tankers, with an aggregate loss on sales of $2.6 million. The Company's consolidated statement of income for the year ended December 31, 2019 includes a $3.2 million write-down related to two of these vessels.
The Company's consolidated statement of income for the year ended December 31, 2020 includes a gain of $3.1 million relating to the completion of the sale of the non-U.S. portion of its ship-to-ship support services business, as well as its LNG terminal management business for proceeds of $27.1 million, including an adjustment of $1.1 million for the final amounts of cash and other working capital present on the closing date.

The Company's consolidated statement of income for the year ended December 31, 2019 includes a loss on sale of $2.3 million relating to one Suezmax tanker.